SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): March 22, 1999

                          CWMBS, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1999, providing for the issuance of the CWMBS, Inc. Mortgage Pass-Through Certificates, Series 1999-4).

                                  CWMBS, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                      333-53861                 95-4449516
(State of Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)

4500 Park Granada
Calabasas, California                                       91302
--------------------------                                  --------
(Address of Principal
  Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240

Item 5.       Other Events.

Filing of Computational Materials

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-4, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), as the Underwriter of the Certificates, has prepared certain materials (the "Merrill Lynch Computational Materials") for distribution to its potential investors. Although the Company provided Merrill Lynch with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Merrill Lynch Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Merrill Lynch Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated March 24, 1999.



----------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 9, 1998 and the prospectus supplement dated March 22, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-4.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Merrill Lynch Computational Materials filed on Form SE dated March 24, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWMBS, INC.

                                                    By: /s/ Celia Coulter
                                                         Celia Coulter
                                                         Vice President

Dated:  March 24, 1999

                                 Exhibit Index

Exhibit                                                                  Page

99.1      Merrill Lynch Computational Materials filed on Form SE dated
          March 24, 1999.

                                  EXHIBIT 99.1

Merrill Lynch Computational  Materials filed on Form SE dated March 24, 1999.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                 March 24, 1999

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      CWMBS, Inc.
                  CHL Mortgage Pass-Through Trust 1999-4
                  Mortgage Pass-Through Certificates,
                  Series 1999-4
                  --------------------------------------


Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                             Very truly yours,


                                             /s/ Amy Sunshine
                                             ---------------------
                                             Amy Sunshine

Enclosure